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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2007
                          JoS. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                   0-23874                 36-3189198
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)          Identification No.)



            500 Hanover Pike                                  21074
           Hampstead, Maryland
(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (410) 239-2700
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On April 16, 2007, JoS. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced, among other things, the promotion of R. Neal Black to President. A copy of the Press Release is attached as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated April 16, 2007




                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JoS. A. Bank Clothiers, Inc.
                                           (Registrant)

                                           By:   /s/ Charles D. Frazer
                                           ------------------------------------
                                           Charles D. Frazer
                                           Senior Vice President-General Counsel


Dated:  April 16, 2007

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EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated April 16, 2007


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